      AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MAY 4, 1998

                                                     REGISTRATION NO. 333-
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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                                 -----------
                                   FORM S-1
                            REGISTRATION STATEMENT
                                     UNDER
                          THE SECURITIES ACT OF 1933
                                 -----------
                       HYPERION TELECOMMUNICATIONS, INC.
            (Exact name of registrant as specified in its charter)

        DELAWARE                   4813                    25-1669404
     (State or other         (Primary Standard          (I.R.S. Employer
     jurisdiction of            Industrial             Identification No.)
    incorporation or        Classification Code
      organization)               Number)

                             MAIN AT WATER STREET
                        COUDERSPORT, PENNSYLVANIA 16915
                                (814) 274-9830
  (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)
                                 -----------

                    JAMES P. RIGAS, CHIEF EXECUTIVE OFFICER
                       HYPERION TELECOMMUNICATIONS, INC.
                             MAIN AT WATER STREET
                        COUDERSPORT, PENNSYLVANIA 16915
                                (814) 274-9830
(Name, address, including zip code, and telephone number, including area code, of agent for service)
                                 -----------
                PLEASE ADDRESS A COPY OF ALL COMMUNICATIONS TO:
  CARL E. ROTHENBERGER, JR., ESQUIRE         STEVEN DELLA ROCCA, ESQUIRE
          BUCHANAN INGERSOLL                      LATHAM & WATKINS
       PROFESSIONAL CORPORATION               53RD AT THIRD, SUITE 1000
     21ST FLOOR, 301 GRANT STREET                 885 THIRD AVENUE
    PITTSBURGH, PENNSYLVANIA 15219          NEW YORK, NEW YORK 10022-4802
            (412) 562-8826                         (212) 906-1200

  APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after the effective date of this Registration Statement.
  If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Securities Act"), check the following box. [_]
  If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [X] No. 333-48209
  If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]
  If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]
  If delivery of the prospectus is expected to be made pursuant to Rule 434, check the following box. [_]
                                 -----------

                        CALCULATION OF REGISTRATION FEE

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
                                                 PROPOSED
                                                  MAXIMUM
  TITLE OF EACH CLASS OF                         AGGREGATE        AMOUNT OF
SECURITIES TO BE REGISTERED                  OFFERING PRICE(1) REGISTRATION FEE
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
Class A Common Stock, $.01 par value per
 share.....................................     $45,000,000        $13,275
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
(1) Estimated solely for the purpose of calculating the registration fee pursuasnt to Rule 457(o) of the Securities Act.

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

                INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

  This Registration Statement is filed with the Securities and Exchange Commission (the "Commission") pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Securities Act") by Hyperion Telecommunications, Inc. (the "Company"). In accordance with Rule 429 under the Securities Act, this Registration Statement incorporates by reference the entire contents of the Registration Statement on Form S-1 (Registration No. 333-48209), as amended (including the exhibits thereto), which was declared effective by the Commission on May 4, 1998 and which related to a maximum aggregate offering price of $289,500,000 in Class A Common Stock of the Company.

                                 CERTIFICATION

  The Company hereby certifies to the Commission that (i) it has instructed its bank to pay the Commission the filing fee set forth on the cover page of this Registration Statement by a wire transfer of such amount to the Commission's account at Mellon Bank as soon as practicable (but no later than the close of business on May 5, 1998), (ii) it will not revoke such instructions, (iii) it has sufficient funds in the relevant account to cover the amount of such filing fee, and (iv) it will confirm receipt of such instructions by its bank during the bank's regular business hours no later than May 5, 1998.

                                    PART II
                    INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 16. EXHIBITS

  (a) The following Exhibits are filed herewith:

  5.01 Opinion of Buchanan Ingersoll Professional Corporation
 23.01 Consent of Buchanan Ingersoll Professional Corporation (contained in its opinion filed as Exhibit 5.1 hereto)
 23.02 Consent of Deloitte & Touche LLP
 24.01 Power of Attorney (included on the Signature Page to the Registration
       Statement on Form S-1 (Registration Statement No. 333-48209) and incorporated by reference herein)

                                  SIGNATURES

  Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Coudersport, Commonwealth of Pennsylvania, on the 4th day of May, 1998.

                                          HYPERION TELECOMMUNICATIONS, INC.

                                               /s/ Daniel R. Milliard
                                          By:  ________________________________
                                                     Daniel R. Milliard
                                               President and Chief Operating
                                                          Officer

  Pursuant to the requirements of the Securities Act, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

      SIGNATURE                           TITLE
                                                                    DATE

                              Chairman and Director              May 4, 1998
            *
-------------------------
John J. Rigas
            *                 Vice Chairman and Director         May 4, 1998
-------------------------
Michael J. Rigas
            *                 Vice Chairman, Treasurer, Chief    May 4, 1998
-------------------------     Financial Officer and Director
Timothy J. Rigas
            *                 Vice Chairman, Chief Executive     May 4, 1998
-------------------------     Officer and Director
James P. Rigas
/s/ Daniel R. Milliard        President, Secretary, Chief        May 4, 1998
-------------------------     Operating Officer and Director
Daniel R. Milliard
                              Senior Vice President and          May 4, 1998
            *                 Director
-------------------------
Charles R. Drenning
            *                 Senior Vice President and          May 4, 1998
-------------------------     Director
Paul D. Fajerski
            *                 Senior Vice President and          May 4, 1998
-------------------------     Director
Randolph S. Fowler
            *                 Director                           May 4, 1998
-------------------------
James L. Gray
            *                 Director                           May 4, 1998
-------------------------
Pete Metros
                              Vice President and Chief           May 4, 1998
            *                 Accounting Officer
-------------------------
Edward E. Babcock

                                                                 May 4, 1998
*/s/ Daniel R. Milliard
-------------------------
   Daniel R. Milliard,
   as attorney-in-fact


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